UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

AURA BIOSCIENCES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

AURA BIOSCIENCES, INC.

80 Guest Street

Boston, MA 02135

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To be held August 5, 2026

Notice is hereby given that a Special Meeting of Stockholders, or the Special Meeting, of Aura Biosciences, Inc., or the Company, will be held online on August 5, 2026 at 9:30 a.m. Eastern Time. You may attend the meeting virtually via the Internet at www.virtualshareholdermeeting.com/AURA2026SM for the purpose of considering and voting upon the following:

1.
To approve an amendment to the Company’s Tenth Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 150,000,000 to 500,000,000;
2.
To approve Amendment No. 1 to the Company’s 2021 Stock Option and Incentive Plan; and
3.
To transact any other business properly brought before the Special Meeting or any adjournment or postponement of the Special Meeting.

Only Aura Biosciences, Inc. stockholders of record at the close of business on June 12, 2026 will be entitled to vote at the Special Meeting and any adjournment or postponement thereof.

Our proxy materials are first being mailed to our stockholders on or about June 29, 2026.

Please see the “General Information” section of the proxy statement that accompanies this notice for more details regarding the logistics of the virtual Special Meeting, including the ability of stockholders to submit questions during the Special Meeting, and technical details and support related to accessing the virtual platform.

Your vote is important. Whether or not you expect to attend the virtual meeting, it is important that your shares be represented. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the meeting, by submitting your proxy via the Internet at the address listed on the proxy card, or by signing, dating and returning the proxy card. Even if you have voted by proxy, you may still vote at the virtual meeting. Please note, however, that if your shares are held through a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

By order of the Board of Directors,

/s/ Natalie Holles

Natalie Holles

Chief Executive Officer and President

Boston, MA

June 29, 2026

Table of Contents

i

AURA BIOSCIENCES, INC.

80 Guest Street

Boston, MA 02135

PROXY STATEMENT

FOR THE SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD AUGUST 5, 2026

This proxy statement contains information about the Special Meeting of Stockholders, or the Special Meeting, of Aura Biosciences, Inc., which will be held online on August 5, 2026 at 9:30 a.m. Eastern Time. The Special Meeting will be held virtually. You may attend the Special Meeting virtually via the Internet at www.virtualshareholdermeeting.com/AURA2026SM, where you will be able to vote electronically and submit questions. You will need the 16-digit control number included with the proxy card in order to attend the Special Meeting. The board of directors of Aura Biosciences, Inc., or the Board of Directors, is using this proxy statement to solicit proxies for use at the Special Meeting. In this proxy statement, the terms “Aura,” “Aura Biosciences,” the “Company,” “we,” “us,” and “our” refer to Aura Biosciences, Inc. The mailing address of our principal executive offices is Aura Biosciences, Inc., 80 Guest Street, Boston, MA 02135.

All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our Board of Directors with respect to each of the matters set forth in this proxy statement and the accompanying proxy card. You may revoke your proxy at any time before it is exercised at the meeting by giving our Corporate Secretary written notice to that effect.

Important Notice Regarding the Availability of Proxy Materials for

the Special Meeting of Stockholders to be Held on August 5, 2026:

This proxy statement and accompanying materials are first being mailed to stockholders on or about June 29, 2026. This proxy statement is available for viewing, printing and downloading at www.ProxyVote.com.

A copy of this proxy statement, as filed with the Securities and Exchange Commission, or the SEC, except for exhibits, will be furnished without charge to any stockholder upon written request to Aura Biosciences, Inc., 80 Guest Street, Boston, MA 02135, Attention: Corporate Secretary. This proxy statement is also available on the SEC’s website at www.sec.gov.

We are an “emerging growth company” under applicable federal securities laws and therefore permitted to conform with certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012, or the JOBS Act, including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act. In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an “emerging growth company” until the earliest of (i) the last day of the fiscal year following the fifth anniversary of our initial public offering in November 2021; (ii) the last day of the fiscal year in which our total annual gross revenue is equal to or more than $1.235 billion; (iii) the date on which we have issued more than $1 billion in nonconvertible debt during the previous three years; or (iv) the date on which we are deemed to be a large accelerated filer under the rules of the Securities and Exchange Commission, or the SEC. Even after we are no longer an “emerging growth company,” we may remain a “smaller reporting company.”

AURA BIOSCIENCES, INC.

PROXY STATEMENT

FOR THE SPECIAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

Why are you holding a virtual Special Meeting?

We have implemented the virtual format in order to facilitate stockholder attendance at our Special Meeting. We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. For example, the virtual format allows stockholders to communicate with us in advance of, and during, the Special Meeting so they can ask questions of our Board of Directors or management.

How do I attend and participate in the Special Meeting online?

To attend and participate in the Special Meeting, stockholders will need to access the live audio webcast of the meeting. To do so, stockholders of record will need to visit www.virtualshareholdermeeting.com/AURA2026SM and use their control number provided in the proxy card being mailed to you to preregister to this website, and beneficial owners of shares held in street name will need to follow the same instructions. Registration will open 15 minutes prior to the meeting.

The live audio webcast of the Special Meeting will begin promptly at 9:30 a.m. Eastern Time.

How can I get help if I have trouble checking in or listening to the meeting online?

There will be a support number available on the login page of the virtual meeting 15 minutes before the meeting begins for any stockholders having technical difficulties. The technical support line will not be able to provide control numbers, but will be able to assist with any technical issues.

When are this proxy statement and the accompanying materials scheduled to be sent to stockholders?

Our proxy materials, including this proxy statement and the accompanying proxy card or, for shares held in street name (i.e., held for your account by a broker, bank or other nominee), and a voting instruction form, will be mailed to stockholders on or about June 29, 2026. This proxy statement is available for viewing, printing and downloading at www.ProxyVote.com.

Who is soliciting my vote?

Our Board of Directors is soliciting your vote for the Special Meeting.

When is the record date for the Special Meeting?

The record date for determination of stockholders entitled to vote at the Special Meeting is the close of business on June 12, 2026.

How many votes can be cast by all stockholders?

There were 103,436,416 shares of our common stock, par value $0.00001 per share, outstanding on June 12, 2026, all of which are entitled to vote with respect to all matters to be acted upon at the Special Meeting. Each stockholder of record is entitled to one vote for each share of our common stock held by such stockholder. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or vote on your own behalf at our virtual Special Meeting. No shares of preferred stock were outstanding as of June 12, 2026.

Who is entitled to vote?

Registered Stockholders. If shares of our common stock are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or vote on your own behalf at our virtual Special Meeting. Throughout this proxy statement, we refer to these registered stockholders as “stockholders of record.”

Street Name Stockholders. If shares of our common stock are held on your behalf in a brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares that are held in “street name,” and the proxy materials were forwarded to you by your broker or nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares. Beneficial owners are also invited to attend our virtual Special Meeting. However, since a beneficial owner is not the stockholder of record, you may not vote your shares of our common stock on your own behalf at the Special Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Note you should also be receiving a voting instruction form for you to use from your broker. Throughout this proxy statement, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.”

How do I vote?

If you are a stockholder of record, there are four ways to vote:

•
By Internet. You may vote at www.ProxyVote.com, 24 hours a day, seven days a week. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. You will need the control number included on your proxy card.
•
During the Special Meeting. You may vote during the Special Meeting by going to www.virtualshareholdermeeting.com/AURA2026SM. You will need the control number included on your proxy card.
•
By Telephone. You may vote using a touch-tone telephone by calling 1-800-690-6903, 24 hours a day, seven days a week. Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. You will need the control number included on your proxy card.
•
By Mail. You may vote by completing and mailing your proxy card. Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Even if you plan to participate in our virtual Special Meeting, we recommend that you also vote by proxy so that your vote will be counted if you later decide not to participate in the Special Meeting.

If you are a street name stockholder, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee on how to vote your shares. Street name stockholders should generally be able to vote by returning an instruction card or by telephone or on the Internet. However, the availability of telephone and Internet voting will depend on the voting process of your broker, bank or other nominee. As discussed above, if you are a street name stockholder, you may not vote your shares on your own behalf at the Special Meeting unless you obtain a legal proxy from your broker, bank or other nominee.

By Proxy

If you will not be attending the Special Meeting, you may vote by proxy. You can vote by proxy over the Internet by following the instructions provided in the enclosed proxy card. Proxies submitted by mail must be received before the start of the Special Meeting.

If you complete and timely submit your proxy before the Special Meeting, the persons named as proxies will vote the shares represented by your proxy in accordance with your instructions. If you submit a proxy without giving voting instructions, your shares will be voted in the manner recommended by the Board of Directors on all matters presented in this proxy statement, and as the persons named as proxies may determine in their discretion with respect to any other matters properly presented at the Special Meeting. You may also authorize another person or persons to act for you as proxy in a writing, signed by you or your authorized representative, specifying the details of those proxies’ authority. The original writing must be given to each of the named proxies, although it may be sent to them by electronic transmission if, from that transmission, it can be determined that the transmission was authorized by you.

If any other matters are properly presented for consideration at the Special Meeting, including, among other things, consideration of a motion to adjourn the Special Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in your proxy and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Special Meeting.

How do I revoke my proxy?

You may revoke your proxy by (1) entering a new vote by mail that we receive before the start of the Special Meeting or over the Internet or via telephone, (2) attending and voting at the Special Meeting online (although attendance at the Special Meeting will not in and of itself revoke a proxy) or (3) by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with our Corporate Secretary. Any written notice of revocation or subsequent proxy card must be received by our Corporate Secretary prior to the taking of the vote at the Special Meeting. Such written notice of revocation or subsequent proxy card should be sent to our principal executive offices at Aura Biosciences, Inc., 80 Guest Street, Boston, MA 02135, Attention: Corporate Secretary.

If a broker, bank, or other nominee holds your shares, you must contact such broker, bank, or nominee in order to find out how to change your vote.

How is a quorum reached?

Our Amended and Restated Bylaws, or bylaws, provide that a majority of the outstanding shares entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Special Meeting.

Under the Delaware General Corporation Law, or the DGCL, shares that are voted “abstain” and broker “non-votes” (as discussed below) are counted as present for purposes of determining whether a quorum is present at the Special Meeting. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.

How is the vote counted?

Under our bylaws, any proposal other than an election of directors is decided by a majority of the votes properly cast for and against such proposal, except where a larger vote is required by law or by our Tenth Amended and Restated Certificate of Incorporation, as amended, or certificate of incorporation, or bylaws.

If your shares are held in “street name” by a brokerage firm, your brokerage firm is required to vote your shares according to your instructions. If you do not give instructions to your brokerage firm, the brokerage firm will still be able to vote your shares with respect to “routine” items, but will not be allowed to vote your shares with respect to “non-routine” items. A broker “non-vote” typically occurs when non-routine proposals are presented and a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Proposal No. 1 is a “routine” item. Therefore, if you do not return voting instructions to your broker, your shares may be voted by your broker in its discretion on Proposal No. 1. If all brokers exercise this discretionary authority, then no broker non-votes are expected to exist in connection with Proposal No. 1.

Proposal No. 2 is a “non-routine” item. Therefore, if you do not instruct your broker how to vote with respect to Proposal No. 2, your broker may not vote on that proposal, and those shares will be counted as broker “non-votes.”

To approve an amendment to our certificate of incorporation to increase the number of authorized shares of common stock from 150,000,000 to 500,000,000, the votes cast “For” Proposal No. 1 must exceed the votes cast “Against” Proposal No. 1. Abstentions and broker non-votes, if any, are not considered votes cast and, therefore, will have no effect on the vote on Proposal No. 1.

To approve Amendment No. 1 to the 2021 Stock Option and Incentive Plan, Proposal No. 2 must receive “For” votes from a majority of the votes properly cast “For” and “Against” such matter. Abstentions and broker non-votes, if any, are not considered votes cast and, therefore, will have no effect on the vote on Proposal No. 2.

Who pays the cost for soliciting proxies?

We are making this solicitation and will pay the entire cost of preparing and distributing our proxy materials and soliciting votes. If you choose to access the proxy materials or vote over the Internet, you are responsible for any Internet access charges that you may incur. Our officers and employees may, without compensation other than their regular compensation, solicit proxies through further mailings, personal conversations, facsimile transmissions, e-mails or otherwise. Proxy solicitation expenses that we will pay include those for preparation, mailing, returning and tabulating the proxies.

How can I find out the results of the voting at the Special Meeting?

We plan to announce preliminary voting results at the Special Meeting. Final voting results will be published in a Current Report on Form 8-K, or Form 8-K, that we expect to file with the SEC within four business days after the Special Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Special Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

PROPOSAL NO. 1 - APPROVAL OF AN AMENDMENT TO OUR TENTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED SHARES OF COMMON STOCK FROM 150,000,000 TO 500,000,000

Background and Reasons for the Proposed Charter Amendment

Aura’s stockholders are being asked to approve an amendment to the Company’s Tenth Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 150,000,000 to 500,000,000. We refer to this proposed amendment to our Tenth Amended and Restated Certificate of Incorporation as the “Charter Amendment” in this proxy statement.

Our Board of Directors believes that additional authorized shares of common stock would give us the necessary flexibility to issue shares for various corporate purposes, including, in particular, raising capital, and enable us to take timely advantage of market conditions and opportunities. Other corporate purposes for which the additional authorized shares could be used include, but are not limited to, potential strategic transactions, including mergers, acquisitions, and other business combinations; future grants and awards under equity compensation plans; stock splits and dividends; and other general corporate working capital needs. We currently do not have any specific plans, arrangements or understandings to issue additional shares of our common stock, except for (i) the issuance of shares of common stock pursuant to our equity incentive plans and (ii) potential issuances pursuant to our sales agreement with Jefferies LLC, through which we may offer and sell shares of our common stock from time to time in “at-the-market” offerings. Having additional authorized shares available will provide additional flexibility to use our common stock for business and financial purposes in the future as well as to have sufficient shares available to provide appropriate equity incentives for our employees. The additional shares may be used for various purposes without further stockholder approval, except as may be required in certain cases by law or the Nasdaq rules.

As of June 1, 2026, our common stock share utilization was approximately as follows:

Number of Shares of Common Stock
Authorized for issuance	150,000,000
Issued and outstanding	103,397,416
Reserved for issuance
Available for future grant under employee equity incentive plans	6,528,472
Outstanding awards under our employee equity incentive plans	10,949,361
Pre-funded warrants (unexercised)	7,371,435
Common stock warrants (unexercised)	3,801,750
Inducement awards	3,323,065
Total share usage (issued and outstanding + reserved for issuance)	135,371,499
Shares available for issuance	31,974,083
Total share usage as a percent of authorized	90%

Given the number of shares available for issuance as of the record date, our Board of Directors does not believe the currently available number of unissued shares of common stock is an adequate number of shares to assure that there will be sufficient shares available for issuance in connection with any possible future equity and equity-based financings, possible future awards under equity compensation plans, and other corporate purposes. Therefore, our Board of Directors has approved the above-described increase in our authorized shares of common stock as a means of providing us with the flexibility to act with respect to the issuance of common stock or securities exercisable for, or convertible into, common stock in circumstances which they believe will advance our interests and the interests of our stockholders. The failure to approve this proposal may prevent us from continuing to pursue effective strategies to access capital in the public and private markets.

For the reasons stated above, our Board of Directors has unanimously determined that the proposed Charter Amendment is advisable and in the best interest of Aura and our stockholders, and authorized and approved the proposed Charter Amendment and directed that it be considered at the Special Meeting.

Form of the Amendment

If the stockholders approve this proposal, our Tenth Amended and Restated Certificate of Incorporation will be amended to increase the number of shares of common stock the Company is authorized to issue from 150,000,000 shares to 500,000,000 shares. The par value of the common stock will remain at $0.00001 per share. There will be no change to the number of authorized shares of undesignated preferred stock. The Certificate of Amendment would amend the first paragraph of ARTICLE IV of the Tenth Amended and Restated Certificate of Incorporation in its entirety to read as follows:

“The total number of shares of capital stock which the Corporation shall have authority to issue is five hundred ten million (510,000,000), of which (i) five hundred million (500,000,000) shares shall be a class designated as common stock, par value $0.00001 per share (the “Common Stock”), and (ii) ten million (10,000,000) shares shall be a class designated as undesignated preferred stock, par value $0.00001 per share (the “Undesignated Preferred Stock”).”

The remaining text of ARTICLE IV of our Tenth Amended and Restated Certificate of Incorporation will remain unchanged.

Rights of Additional Authorized Shares

The additional authorized shares of common stock, if and when issued, would be part of our existing class of common stock and would have the same rights and privileges as the shares of common stock currently outstanding. The Company’s stockholders do not have preemptive rights with respect to the common stock. Accordingly, should our Board of Directors elect to issue additional shares of common stock, existing stockholders would not have any preferential rights to purchase the shares.

Potential Adverse Effects of the Amendment

Future issuances of common stock or securities convertible into common stock could have a dilutive effect on the earnings per share, book value per share, voting power and percentage interest of holdings of current stockholders. In addition, the availability of additional shares of common stock for issuance could, under certain circumstances, discourage or make more difficult efforts to obtain control of the Company. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company. This proposal is not being presented with the intent that it be used to prevent or discourage any acquisition attempt, but nothing would prevent our Board of Directors from taking any appropriate actions not inconsistent with its fiduciary duties.

Timing and Effect of the Charter Amendment

If the proposed Charter Amendment is approved by our stockholders, it will become effective immediately upon the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, which we expect to file promptly after the Special Meeting. Other than the amendment to ARTICLE IV, the remainder of our Tenth Amended and Restated Certificate of Incorporation, as amended, will remain unchanged after effectiveness of the Charter Amendment. If the proposed Charter Amendment is not approved by our stockholders, our Tenth Amended and Restated Certificate of Incorporation will remain unchanged. In accordance with the DGCL, the Board of Directors may elect to abandon the proposed Charter Amendment without further action by the stockholders at any time prior to the effectiveness of the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, notwithstanding stockholder approval of the proposed Charter Amendment.

Vote Required and Board of Directors’ Recommendation

To approve an amendment to our Tenth Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 150,000,000 to 500,000,000, the votes cast “For” this Proposal No. 1 must exceed the votes cast “Against” this Proposal No. 1. Abstentions and broker non-votes, if any, are not considered votes cast and, therefore, will have no effect on the vote on Proposal No. 1.

The Board of Directors recommends voting “FOR” Proposal No. 1 to amend Aura’s Tenth Amended and Restated Certificate of Incorporation.

PROPOSAL NO. 2 - APPROVAL OF AMENDMENT NO. 1 TO THE AURA BIOSCIENCES, INC. 2021 STOCK OPTION AND INCENTIVE PLAN

On June 11, 2026, our Board of Directors approved Amendment No. 1, or the First Amendment, to the Aura Biosciences, Inc. 2021 Stock Option and Incentive Plan, or the 2021 Plan, and, as amended by the First Amendment, the Amended Plan, subject to approval from our stockholders at the Special Meeting.

The First Amendment will amend the evergreen provision in the 2021 Plan to provide that any of the Company’s outstanding pre-funded warrants shall be added to the total number of shares of common stock that are issued and outstanding as of each December 31 for purposes of the evergreen formula used in calculating the annual increase in the shares available to grant under the 2021 Plan. The proposed amendment to the formula to calculate the annual increase pursuant to the evergreen provision is the only change to the 2021 Plan proposed by the First Amendment.

To be approved, this proposal must receive “For” votes from a majority of the votes properly cast “For” and “Against” such matter. Abstentions and broker non-votes, if any, are not considered votes cast and, therefore, will have no effect on this proposal.

If the Amendment is not approved by stockholders at the Special Meeting, the 2021 Plan will continue in its current form without change.

Rationale for First Amendment

We operate in a competitive market and new hire, annual and other equity grants are essential in helping us attract and retain talented individuals. Our compensation committee, or the Compensation Committee, and the Board of Directors believe our stock-based compensation programs enable us to maintain our competitive position in recruiting and retaining highly skilled and engaged personnel. We also believe that stock options, restricted stock units and other equity-based awards are a key element of our stock-based compensation program.

In order for us to continue to leverage stock options, restricted stock units and other equity-based awards as part of our recruiting and retention strategy, we would like to include pre-funded warrants in calculating the total number of shares of common stock that are issued and outstanding for purposes of the evergreen calculation under the 2021 Plan. The current evergreen provision calculation is based solely on shares of common stock that are issued and outstanding. The First Amendment would only be effective for annual evergreen increases to our share reserve under the 2021 Plan beginning with the increase on January 1, 2027 until the Amended Plan’s expiration in October 2031.

In May 2025 and May 2026, we completed underwritten public offerings of our common stock and in lieu of common stock, certain investors purchased pre-funded warrants to purchase shares of our common stock. By issuing pre-funded warrants, we increased the funds available to progress our business without increasing the outstanding shares. As a result of issuing pre-funded warrants, which do not increase the outstanding shares, the shares available annually under the evergreen provision of our 2021 Plan did not increase proportionally. We are seeking to remedy this so we have a proportional amount of available shares in our equity-based compensation program to attract and retain talented individuals.

For illustrative purposes, as of June 1, 2026, we had 103,397,416 shares of common stock that were issued and outstanding and 7,371,435 pre-funded warrants outstanding. Assuming these are the shares of common stock and pre-funded warrants outstanding on January 1, 2027, under the 2021 Plan’s current evergreen provision, our Board would be able to authorize up to an additional 5,169,870 shares for issuance. Under the same scenario, but with the First Amendment’s evergreen provision, our Board would be able to authorize up to an additional 5,538,442 shares for issuance, resulting in an increase of 368,572 shares, or approximately 0.3% of our total capitalization. If stockholders approve the First Amendment, the share reserve will increase with any future shares added pursuant to the Amended Plan’s “evergreen” provision until the Amended Plan’s expiration in October 2031.

We believe that this proposal to amend the evergreen provision is within the spirit of the 2021 Plan. Our Board of Directors has determined that the inclusion of pre-funded warrants in calculating the total number of shares of common stock that are issued and outstanding on each December 31 for purposes of calculating the annual increase under the 2021 Plan is reasonable based on our analysis and does not represent an excess number of shares. The pre-funded warrants, if included, would allow us to have a number of shares in our 2021 Plan reserve that are comparable in size to similarly-situated companies that do not have pre-funded warrants outstanding. Moreover, we anticipate that if our request to amend the evergreen provision is approved by our stockholders, it will facilitate our ability to provide equity incentives to attract, retain, and motivate employees, as well as continue a culture of ownership that aligns with our mission and values.

Summary of the Current Plan and the Amended Plan

The following description of certain features of the Plan as it currently exists and whether it is amended is intended to be a summary only. The summary is qualified in its entirety by the full text of the 2021 Plan and the First Amendment, each of which is attached hereto as Appendix B and Appendix C, respectively.

Plan Limits. The Amended Plan provides a limit as to the maximum number of shares that may be issued.

•
3,352,166 shares of common stock were previously authorized for issuance pursuant to awards under the 2021 Plan, plus the number of shares available for issuance under the 2021 Plan were subject to an annual increase on each January 1, beginning on January 1, 2022, by a number of shares equal to (A) 5% of the shares of common stock outstanding as of the last day of the immediately preceding fiscal year and (B) such lesser number of shares of common stock as determined by the Administrator (as defined below) (the “Evergreen Increase”).

•
The First Amendment treats, for the purposes of the Evergreen Increase, outstanding pre-funded warrants as outstanding common stock such that on the first day of each calendar year beginning on January 1, 2027 and ending on and including January 1, 2031, the number of shares of common stock reserved for issuance under the 2021 Plan will increase by (A) 5% of the shares of common stock outstanding or issuable upon exercise of outstanding pre-funded warrants, in each case, as of the last day of the immediately preceding fiscal year and (B) such lesser number of shares of common stock as determined by the Administrator.

On June 12, 2026, the closing price of our common stock on the Nasdaq Global Select Market was $6.41 per share.

Administration. The Amended Plan will be administered by either our Board of Directors or our Compensation Committee, or a similar committee (the “Administrator”). The Administrator has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the Amended Plan. The Administrator may delegate to a committee consisting of one or more officers of the Company the authority to grant awards to employees who are not subject to the reporting and other provisions of Section 16 of the Exchange Act, subject to certain limitations and guidelines.

Eligibility; Plan Limits. All employees, non-employee directors and consultants are eligible to participate in the Amended Plan, subject to the discretion of the Administrator. As of June 1, 2026, approximately 161 individuals would have been eligible to participate in the Amended Plan had it been effective on such date, which includes 5 executive officers, 109 employees who are not executive officers, 6 non-employee directors and approximately 41 consultants. There are certain limits on the number of awards that may be granted under the Amended Plan.

Director Compensation Limit. The Amended Plan provides that the value of all awards awarded under the Amended Plan and all other cash compensation paid by the Company to any non-employee director in any calendar year shall not exceed $750,000, provided, however, that such amount shall be $1,000,000 for the calendar year in which the applicable non-employee director is initially elected or appointed to our Board of Directors.

Stock Options. The Amended Plan permits the granting of (1) options to purchase common stock intended to qualify as incentive stock options under Section 422 of the Code and (2) options that do not so qualify. Options granted under the Amended Plan will be non-qualified options if they fail to qualify as incentive options or exceed the annual limit on incentive stock options. Incentive stock options may only be granted to employees of the Company and its subsidiaries. Non-qualified options may be granted to any persons eligible to receive incentive options and to non-employee directors and consultants. The option exercise price of each option will be determined by the Administrator. Except in the case of options (i) granted pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code, (ii) granted to individuals who are not subject to U.S. income tax on the date of grant or (iii) that are compliant with Section 409A of the Code, the exercise price of an option may not be less than 100% of the fair market value of the common stock on the date of grant. Fair market value for this purpose will be determined by reference to the price of the shares of common stock on Nasdaq. The exercise price of an option may not be reduced after the date of the option grant without stockholder approval, other than to appropriately reflect changes in our capital structure.

The term of each option will be fixed by the Administrator and may not exceed ten years from the date of grant. The Administrator will determine at what time or times each option may be exercised. Options may be made exercisable in installments and the exercisability of options may be accelerated by the Administrator. In general, unless otherwise permitted by the Administrator, no option granted under the Amended Plan is transferable by the optionee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order.

Upon exercise of options, the option exercise price must be paid in full either in cash, by certified or bank check or other instrument acceptable to the Administrator or by delivery (or attestation to the ownership) of shares of common stock that are beneficially owned by the optionee and that are not subject to risk of forfeiture. In addition, non-qualified options may be exercised using a net exercise feature which reduces the number of shares issued to the optionee by the number of shares with a fair market value equal to the exercise price.

To qualify as incentive options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive options that first become exercisable by a participant in any one calendar year.

Stock Appreciation Rights. The Administrator may award stock appreciation rights subject to such conditions and restrictions as the Administrator may determine. Stock appreciation rights entitle the recipient to shares of common stock or cash equal to the value of the appreciation in the stock price over the exercise price. The exercise price may not be less than the fair market value of the common stock on the date of grant. The term of a stock appreciation right may not exceed ten years.

Restricted Stock. The Administrator may award shares of common stock to participants subject to such conditions and restrictions as the Administrator may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with the Company through a specified restricted period. During the vesting period, restricted stock awards may be credited with dividend equivalent rights (but dividend equivalents payable with respect to restricted stock awards with vesting tied to the attainment of performance criteria shall not be paid unless and until such performance conditions are attained).

Restricted Stock Units. The Administrator may award restricted stock units to participants. Restricted stock units are ultimately payable in the form of shares of common stock or cash subject to such conditions and restrictions as the Administrator may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with the Company through a specified vesting period. In the Administrator’s sole discretion, it may permit a participant to make an advance election to receive a portion of his or her future cash compensation otherwise due in the form of a restricted stock unit award, subject to the participant’s compliance with the procedures established by the Administrator and requirements of Section 409A of the Code. During the deferral period, the deferred stock awards may be credited with dividend equivalent rights.

Unrestricted Stock Awards. The Administrator may also grant (or sell at par value or such higher purchase price determined by the Administrator) shares of common stock that are free from any restrictions under the Amended Plan. Unrestricted stock may be granted to any participant in recognition of past services or other valid consideration and may be issued in lieu of cash compensation due to such participant.

Dividend Equivalent Rights. The Administrator may grant dividend equivalent rights to participants, which entitle the recipient to receive credits for dividends that would be paid if the recipient had held specified shares of common stock. Dividend equivalent rights are granted as a component of another award of Restricted Stock Units or as a freestanding award, and may be paid only if the related award becomes vested. Dividend equivalent rights may be settled in cash, shares of common stock or a combination thereof, in a single installment or installments, as specified in the award.

Cash-Based Awards. The Administrator may grant cash bonuses under the Amended Plan to participants. The cash bonuses may be subject to the achievement of certain performance goals.

Change of Control Provisions. In the event of a “sale event,” as defined in the Amended Plan, awards under the Amended Plan may be assumed, continued or substituted. In the event that awards are not assumed, continued or substituted, except as otherwise provided in the relevant award certificate, upon the effective time of the sale event, all awards with time-based conditions will become vested and exercisable upon the sale event, and awards with conditions and restrictions relating to the attainment of performance goals may become vested and non-forfeitable in connection with a sale event in the Administrator’s discretion or to the extent specified in the relevant award certificate. In addition, the Company may make or provide for payment, in cash or in kind, to participants holding options and stock appreciation rights equal to the difference between the per share cash consideration and the exercise price of the options or stock appreciation rights (provided that, in the case of an option or stock appreciation right with an exercise price equal to or greater than the per share cash consideration, such option or stock appreciation right shall be cancelled for no consideration). The Company shall also have the option to make or provide for a payment, in cash or in kind, to grantees holding other awards in an amount equal to the per share cash consideration multiplied by the number of vested shares under such awards. All awards will terminate in connection with a sale event unless they are assumed by the successor entity.

Adjustments for Stock Dividends, Stock Splits, Etc. The Amended Plan requires the Administrator to make appropriate adjustments to the number of shares of common stock that are subject to the Amended Plan, to certain limits in the Amended Plan, and to any outstanding awards to reflect stock dividends, stock splits, extraordinary cash dividends and similar events.

Tax Withholding. Participants in the Amended Plan are responsible for the payment of any federal, state or local taxes that the Company is required by law to withhold upon the exercise of options or stock appreciation rights or vesting of other awards. The Administrator may require that tax withholding obligations satisfied by withholding shares of common stock to be issued pursuant to exercise or vesting.

Amendments and Termination. The Board of Directors may at any time amend or discontinue the Amended Plan and the Administrator may at any time amend or cancel any outstanding award for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent. To the extent required under the rules of Nasdaq, any amendments that materially change the terms of the Amended Plan will be subject to approval by our stockholders. Amendments shall also be subject to approval by our stockholders if and to the extent determined by the Administrator to be required by the Code to preserve the qualified status of incentive options.

Effective Date of Plan. The First Amendment was approved by our Board of Directors on June 11, 2026. Awards of incentive options may be granted under the Amended Plan until October 7, 2031. No other awards may be granted under the Amended Plan after October 27, 2031.

New Plan Benefits

Because the grant of awards under the Amended Plan is within the discretion of the Administrator, the company cannot determine the dollar value or number of shares of common stock that will in the future be received by or allocated to any participant in the Amended Plan.

Plan Benefits

The following table shows the number of shares of our common stock underlying options and restricted stock units granted under the 2021 Plan from its inception through June 1, 2026 to certain individuals and certain groups of individuals.

Name	Number of Options (#)	Number of RSUs (#)
Elisabet de los Pinos, Ph.D., Former President and Chief Executive Officer	1,247,995	719,487
Anthony Gibney, Chief Financial and Business Officer	383,755	232,745
J. Jill Hopkins, M.D., Chief Medical Officer and President of Research and Development	481,794	373,206
All executive officers as a group	1,533,406	1,136,094
All current directors who are not executive officers as a group	275,500	91,500
Each associate of any executive officers and current directors	—	—
Each other person who received or is to receive 5% of awards	—	—
All employees, excluding executive officers, as a group	4,878,942	3,467,423

Tax Aspects Under the Code

The following is a summary of the principal federal income tax consequences of certain transactions under the Amended Plan. It does not describe all federal tax consequences under the Amended Plan, nor does it describe state or local tax consequences.

Incentive Options. No taxable income is generally realized by the optionee upon the grant or exercise of an incentive option. If shares of common stock issued to an optionee pursuant to the exercise of an incentive option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the option exercise price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) the Company will not be entitled to any deduction for federal income tax purposes. The exercise of an incentive option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

If shares of common stock acquired upon the exercise of an incentive option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of common stock at exercise (or, if less, the amount realized on a sale of such shares of common stock) over the option price thereof, and (ii) we will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive option is paid by tendering shares of common stock.

If an incentive option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified option. Generally, an incentive option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

Non-Qualified Options. No income is realized by the optionee at the time a non-qualified option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option exercise price and the fair market value of the shares of common stock on the date of exercise, and we receive a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of common stock have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares of common stock. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.

Other Awards. The Company generally will be entitled to a tax deduction in connection with other awards under the Amended Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income. Participants typically are subject to income tax and recognize such tax at the time that an award is exercised, vests or becomes non-forfeitable, unless the award provides for a further deferral.

Parachute Payments. The vesting of any portion of an award that is accelerated due to the occurrence of a change in control (such as a sale event) may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Limitation on Deductions. Under Section 162(m) of the Code, the Company’s deduction for awards under the Amended Plan may be limited to the extent that any “covered employee” (as defined in Section 162(m) of the Code) receives compensation in excess of $1 million a year.

Interests of Certain Persons in this Proposal

Our executive officers and members of our Board of Directors have an interest in this proposal by virtue of their being eligible to receive equity awards under the Amended Plan.

It is not possible to determine the benefits that will be received by participants in the Amended Plan, including our named executive officers and our non-employee directors, in the future because all grants are made in the discretion of our Board of Directors or our Compensation Committee. Neither our Board of Directors nor our Compensation Committee has approved any awards that are conditioned upon stockholder approval of the Amended Plan.

Other than as described herein, we do not believe that our executive officers or directors have substantial interests in this proposal that are different from or greater than those of any other of our stockholders.

Equity Compensation Plan Information

The following table provides information as of December 31, 2025 with respect to the shares of our common stock that may be issued under our existing equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#) (a)		Weighted-average exercise price of outstanding options, warrants and rights ($) (b)		Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a)) (#) (c)
Equity compensation plans approved by security holders(1)	9,158,359	(2)	7.93	(2)	11,149,306	(3)
Equity compensation plans not approved by security holders	—		—		—
Total	9,158,359		7.93		11,149,306

(1)
Includes the following plans: our Amended and Restated 2009 Stock Option and Restricted Stock Plan, or the 2009 Plan, our 2018 Equity Incentive Plan, or the 2018 Plan, the 2021 Plan, and our 2021 Employee Stock Purchase Plan, or the 2021 ESPP.
(2)
Consists of 6,467,582 shares issuable upon the exercise of outstanding options under the 2009 Plan, the 2018 Plan, and the 2021 Plan and 2,690,777 shares issuable upon the vesting of outstanding restricted stock units. This does not include purchase rights under the 2021 ESPP because the purchase right (and therefore the number of shares to be purchased) will not be determined until the end of the current purchase period. Since restricted stock units do not have any exercise price, such units are not included in the weighted average exercise price calculation.
(3)
As of December 31, 2025, a total of 3,847,257 shares of our common stock have been reserved for issuance pursuant to the 2021 Plan, which number excludes the 3,179,388 shares that were added to the 2021 Plan as a result of the automatic annual increase on January 1, 2026. The 2021 Plan provides that the number of shares reserved and available for issuance under the plan will automatically increase each January 1, beginning on January 1, 2022, by 5% of the outstanding number of shares of our common stock on the immediately preceding December 31 or such lesser number of shares as determined by the Compensation Committee. This number will be subject to adjustment in the event of a stock split, stock dividend or other change in our capitalization. The shares of common stock underlying any awards that are forfeited, cancelled, held back upon exercise or settlement of an award to satisfy the exercise price or tax withholding, reacquired by us prior to vesting, satisfied without the issuance of stock, expire or are otherwise terminated, other than by exercise, under the 2021 Plan, the 2018 Plan and the 2009 Plan will be added back to the shares of common stock available for issuance under the 2021 Plan. Our Company no longer makes grants under the 2009 Plan and 2018 Plan. As of December 31, 2025, a total of 1,565,471 shares of our common stock have been reserved for issuance pursuant to the 2021 ESPP, which number excludes the 335,217 shares that were added to the plan as a result of the automatic annual increase on January 1, 2026. The 2021 ESPP provides that the number of shares reserved and available for issuance under the plan will automatically increase each January 1, beginning on January 1, 2022, by the lesser of (i) 335,217 shares of our common stock, (ii) 1% of the outstanding number of shares of our common stock on the immediately preceding December 31 or (iii) such lesser number of shares as determined by the Compensation Committee. This number will be subject to adjustment in the event of a stock split, stock dividend or other change in our capitalization.

Vote Required and Board of Directors’ Recommendation

To approve Amendment No. 1 to the 2021 Stock Option and Incentive Plan, this Proposal No. 2 must receive “For” votes from a majority of the votes properly cast “For” and “Against” such matter. Abstentions and broker non-votes, if any, are not considered votes cast and, therefore, will have no effect on the vote on this Proposal No. 2.

The Board of Directors recommends voting “FOR” Proposal No. 2 to approve Amendment No. 1 to the Aura Biosciences, Inc. 2021 Stock Option and Incentive Plan.

NON-EMPLOYEE DIRECTOR COMPENSATION

The following table presents the total compensation for each person who served as a non-employee member of our Board of Directors and received compensation for such service during fiscal year 2025. Directors who also serve as employees received no additional compensation for their service as directors. During fiscal year 2025, Elisabet de los Pinos, Ph.D., our former Chief Executive Officer, was a member of our Board of Directors, as well as an employee, and received no additional compensation for her services as a director. See the section titled “2025 Summary Compensation Table” for more information about her compensation in fiscal year 2025.

2025 Director Compensation Table

NAME	FEES EARNED OR PAID IN CASH ($)	STOCK AWARDS ($) (1)(2)	OPTION AWARDS ($) (1)(2)	TOTAL ($)
Teresa Marie Bitetti	$34,436	$123,060	$126,066	$283,562
David Johnson	$77,060	$80,340	$77,931	$235,331
Giovanni Mariggi, Ph.D. (3)	$—	$—	$—	$—
Antony Mattessich	$56,620	$80,340	$77,931	$214,891
Sapna Srivastava, Ph.D.	$55,000	$80,340	$77,931	$213,271
Karan Takhar (4)	$—	$—	$—	$—

(1)
Amounts represent the aggregate grant date fair value of restricted stock unit and option awards granted to our directors during our fiscal year ended December 31, 2025, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or FASB ASC Topic 718. A discussion of the assumptions used in determining grant date fair value may be found in Note 9 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 30, 2026. This amount does not correspond to the actual value that may be recognized by the director upon settlement or exercise of the applicable award or sale of the underlying shares of stock. Except as noted below, none of our directors held options to purchase our common stock or any other stock awards as of December 31, 2025.
(2)
The table below reflects the aggregate number of outstanding stock options and unvested restricted stock units held by our non-employee directors as of December 31, 2025:

NAME	AGGREGATE NUMBER OF UNVESTED RESTRICTED STOCK UNITS HELD AS OF DECEMBER 31, 2025 (#)	AGGREGATE NUMBER OF SHARES SUBJECT TO STOCK OPTIONS HELD AS OF DECEMBER 31, 2025 (#)
Teresa Marie Bitetti	21,000	29,000
David Johnson	13,000	408,667
Giovanni Mariggi, Ph.D.	—	—
Antony Mattessich	13,000	133,149
Sapna Srivastava, Ph.D.	13,000	133,149
Karan Takhar	—	—

(3)
Dr. Mariggi has waived all cash and equity compensation for which he would otherwise be eligible as a non-employee director.
(4)
Mr. Takhar has waived all cash and equity compensation that he would otherwise be eligible to receive for his service as a non-employee director. Mr. Takhar ceased to serve as a director upon the expiration of his term on June 11, 2026, the date of the Company’s 2026 Annual Meeting of Stockholders.

Amended and Restated Non-Employee Director Compensation Policy

Our non-employee directors are compensated pursuant to a formal policy pursuant to which we pay our non-employee directors a cash retainer for service on our Board of Directors and for service on each committee on which the director is a member. The Chair of each committee receives a higher retainer for such service. In June 2025, the Board of Directors, based in part on the recommendation of the Compensation Committee, approved an amendment and restatement of the non-employee director compensation policy to make certain adjustments to committee chair and member fees and the initial and annual equity awards granted to non-employee directors.

The fees paid to non-employee directors for service on our Board of Directors during 2025 and for service on each committee of our Board of Directors of which the director was a member were as follows:

Board of Directors:
Members	$40,000
Annual retainer for non-executive chair	$30,000
Audit Committee:
Members (other than chair)	$7,500
Retainer for chair	$15,000
Compensation Committee:
Members (other than chair)	$6,000*
Retainer for chair	$12,000*
Nominating and Corporate Governance Committee:
Members (other than chair)	$5,000*
Retainer for chair	$10,000*

* Prior to June 17, 2025, the annual retainers for members of the Compensation Committee was $5,000 per year ($10,000 for the chair), and the annual retainers for members of the Nominating and Corporate Governance Committee was $4,000 per year ($8,000 for the chair).

In addition, for 2025, the amended and restated non-employee director compensation policy provided that, upon initial election to our Board of Directors, each non-employee director will receive an initial, one-time stock option award to purchase 34,000 shares (increased from 29,000 shares on June 17, 2025) of our common stock, or the Initial Option Award, and an initial, one-time restricted stock unit award covering 26,000 shares (increased from 21,000 shares on June 17, 2025) of our common stock, or the Initial RSU Award, and together with the Initial Option Award, the Initial Award. The Initial Award will vest in three equal annual installments, and is generally subject to the non-employee director’s continued service through the applicable vesting date. Furthermore, on the date of each annual meeting of stockholders, each non-employee director who continues as a non-employee director following such meeting (other than a non-employee director who received the Initial Award) will be granted an annual stock option award to purchase 17,000 shares (increased from 14,500 shares on June 17, 2025) of our common stock, or the Annual Option Award, and an annual restricted stock unit award covering 13,000 shares (increased from 10,500 shares on June 17, 2025) of our common stock, or the Annual RSU Award, and together with the Annual Option Award, the Annual Award. The Annual Award will vest in full on the earlier of (i) the first anniversary of the grant date or (ii) our next annual meeting of stockholders, and is generally subject to the non-employee director’s continued service through the applicable vesting date. Such awards are subject to full accelerated vesting upon the sale of our Company.

We will reimburse all reasonable out-of-pocket expenses incurred by directors for their attendance at meetings of our Board of Directors or any committee thereof.

EXECUTIVE COMPENSATION

Our named executive officers for the year ended December 31, 2025 are:

•
Elisabet de los Pinos, Ph.D., our former Chief Executive Officer and President;
•
Anthony Gibney, our Chief Financial and Business Officer; and
•
J. Jill Hopkins, M.D., our Chief Medical Officer and President of Research and Development.

2025 Summary Compensation Table

The following table presents the compensation awarded to, earned by or paid to each of our named executive officers for the years indicated.

	Year	Salary ($)		Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Elisabet de los Pinos, Ph.D. (4) Former President, Chief Executive Officer and Director	2025	645,483		—	1,492,378	1,513,293	284,013	21,000	3,956,167
	2024	620,657		—	1,266,005	1,390,125	307,225	20,327	3,604,339
Anthony Gibney Chief Financial and Business Officer	2025	345,909	(5)	—	1,006,915	1,209,402	189,000	—	2,751,226
J. Jill Hopkins, M.D. Chief Medical Officer and President of Research and Development	2025	551,250		—	926,477	469,738	220,500	21,000	2,188,965
	2024	525,000		—	221,562	243,264	236,250	—	1,226,076

(1)
Amounts represent the aggregate grant date fair value of the restricted stock unit and option awards granted to our named executive officers during the fiscal year ended December 31, 2025, computed in accordance with FASB ASC Topic 718. A discussion of the assumptions used in determining grant date fair value may be found in Note 9 to our consolidated financial statements included in our Annual Report for the fiscal year ended December 31, 2025, filed with the SEC on March 30, 2026. This amount does not correspond to the actual value that may be recognized by the named executive officer upon settlement or exercise of the applicable award or sale of the underlying shares of stock.

Amounts for Mr. Gibney represent initial equity grants he received in connection with his joining the Company as Chief Financial and Business Officer on May 13, 2025, as well as equity grants he received in connection with advising the Company as a senior finance and strategy advisor from March 2025 to May 2025.

(2)
Amounts represent the annual bonuses paid with respect to achievement of our Company performance objectives for 2025 and 2024.
(3)
The amounts reported represent matching contributions made by us under our 401(k) plan.
(4)
Dr. Elisabet de los Pinos resigned as our Chief Executive Officer and President effective as of April 30, 2026.
(5)
2025 salary includes amounts Mr. Gibney received as our Chief Financial and Business Officer as well as amounts received in connection with advising the Company as a senior finance and strategy advisor.

Narrative to 2025 Summary Compensation Table

Our Board of Directors and Compensation Committee review compensation annually for our executive officers. In setting executive base salaries and bonuses and granting equity incentive awards, we consider compensation for comparable positions in the market, the historical compensation levels of our executives, individual performance as compared to our expectations and objectives, our desire to motivate our employees to achieve short- and long-term results that are in the best interests of our stockholders and a long-term commitment to our Company. We target a general competitive position, based on independent third-party benchmark analytics to inform the mix of compensation of base salary, bonus or long-term incentives.

Our Compensation Committee is authorized to retain the services of one or more executive compensation advisors, as it sees fit, in connection with the establishment of our executive compensation programs and related policies. In fiscal year 2025, the Compensation Committee continued to retain Pay Governance to provide it with market information, analysis and other advice relating to executive compensation on an ongoing basis. The Compensation Committee engaged Pay Governance to, among other things, assist in developing a group of peer companies to help us benchmark overall compensation for our executive officers, as well as to assess each separate element of compensation. The goal was to ensure that the compensation we offer to our executive officers, individually as well as in the aggregate, is competitive and aligned with our business and executive talent requirements. We do not believe the retention of, and the work performed by, Pay Governance creates any conflict of interest because Pay Governance performs no other work for our Company besides advising the Compensation Committee.

Our Compensation Committee is responsible for determining the compensation for all executive officers. Based on its discretion, taking into account the factors noted above, the Compensation Committee sets the compensation for each executive officer, including for the Chief Executive Officer, without the Chief Executive Officer present.

Base Salaries

Our named executive officers each receive a base salary to compensate them for services rendered to our Company. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. Base salaries are reviewed annually, typically in connection with our annual performance review process, approved by our Board of Directors or Compensation Committee, and may be adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience.

For fiscal year 2025, the annual base salary for each of Dr. de los Pinos, Dr. Hopkins, and Mr. Gibney were $645,483, $551,250, and $525,000, respectively. For the portion of 2025 that Mr. Gibney served as a senior finance and strategy advisor prior to becoming our Chief Financial and Business Officer, Mr. Gibney received cash compensation of $5,000 per month.

Bonuses

We pay cash bonuses to reward our executives for their performance over the fiscal year, based on the achievement of certain corporate performance goals and, if applicable, individual performance goals. We believe such bonuses properly incentivize our named executive officers and allow us to remain competitive within the marketplace. The target annual bonuses for Dr. de los Pinos, Dr. Hopkins, and Mr. Gibney for the fiscal year ended December 31, 2025 were 55%, 50%, and 45% of annual base salary, respectively. Based on our achievement of the applicable performance goals for 2025, the Compensation Committee determined that we had achieved 80% of our corporate goals. The annual bonus for each of our named executive officers was determined based solely on the achievement of our corporate goals. Each named executive earned the annual bonus amount set forth in the 2025 Summary Compensation Table above.

Equity Compensation

We believe that equity grants provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and our stockholders. In addition, we believe that equity grants promote executive retention because they incentivize our executive officers to remain in our employment during the vesting period. Accordingly, our Board of Directors or our Compensation Committee periodically reviews the equity incentive compensation of our named executive officers and may grant equity incentive awards to them from time to time. During fiscal year 2025, we granted both options and restricted stock units to our named executive officers. For the portion of 2025 that Mr. Gibney served as a senior finance and strategy advisor prior to becoming our Chief Financial and Business Officer, Mr. Gibney received a grant of 5,000 stock options and 11,500 restricted stock units.

Perquisites

We generally do not provide perquisites to our executives, other than matching contributions to our 401(k) plan and certain other de minimis perquisites to our executive officers, including our named executive officers.

Aura Biosciences, Inc. 401(k) Plan

We currently maintain a 401(k) retirement savings plan for our employees, including our named executive officers, who satisfy certain eligibility requirements. Our named executive officers are eligible to participate in the 401(k) plan on the same terms as other full-time employees. Our 401(k) plan is intended to qualify for favorable tax treatment under Section 401(a) of the Internal Revenue Code of 1986, as amended, or the Code, and contains a cash or deferred feature that is intended to meet the requirements of Section 401(k) of the Code. We believe that providing a vehicle for tax-deferred retirement savings though our 401(k) plan adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our named executive officers, in accordance with our compensation policies.

Executive Employment Arrangements

Elisabet de los Pinos, Ph.D.

We entered into an employment agreement with Dr. de los Pinos, who served as our Chief Executive Officer until April 30, 2026, in January 2015, which we amended in October 2017, or as amended, the de los Pinos Employment Agreement. The de los Pinos Employment Agreement provided for Dr. de los Pinos’s at-will employment, base salary and annual target bonus. Dr. de los Pinos was also eligible to participate in the employee benefit plans available to our employees, subject to the terms of those plans. The de los Pinos Employment Agreement contains non-competition and non-solicitation provisions that apply for one year following the end of her employment with us. The severance benefits under the de los Pinos Employment Agreement were superseded and replaced by the severance payments and benefits under the Company’s Executive Severance Plan, which is described below under the section “— Executive Severance Plan”.

J. Jill Hopkins, M.D.

We entered into an employment offer letter with Dr. Hopkins, who serves as our Chief Medical Officer and President of Research & Development, effective as of October 16, 2023, or the Hopkins Offer Letter. Pursuant to the Hopkins Offer Letter, Dr. Hopkins is paid an annual base salary and following the end of each calendar year, Dr. Hopkins is eligible to receive a discretionary annual performance bonus based upon our Board’s assessment of our achievement of company performance goals and Dr. Hopkins’ continued employment with the Company.

The severance benefits under the Hopkins Offer Letter are superseded and replaced by the severance payments and benefits under the Company’s Executive Severance Plan, which is described below under the section “— Executive Severance Plan”.

Dr. Hopkins has also entered into a Confidential Information, Non-Solicitation, and Invention Assignment Agreement with us that contains a non-solicitation provision that applies during and for one year following her employment with us and a non-disclosure provision that applies during and following her employment with us.

Anthony Gibney

We entered into an amended and restated employment offer letter with Mr. Gibney, who serves as our Chief Financial and Business Officer, effective as of May 13, 2025, or the Gibney Offer Letter. Pursuant to the Gibney Offer Letter, Mr. Gibney is paid an annual base salary and following the end of each calendar year, Mr. Gibney is eligible to receive a discretionary annual performance bonus based upon our Board’s assessment of our achievement of company performance goals and Mr. Gibney’s continued employment with the Company.

Mr. Gibney is also a participant in the Company’s Executive Severance Plan, which is described below under the section “— Executive Severance Plan”.

Mr. Gibney has also entered into a Confidential Information, Non-Solicitation, and Invention Assignment Agreement with us that contains a non-solicitation provision that applies during and for one year following his employment with us and a non-disclosure provision that applies during and following his employment with us.

Executive Severance Plan

The Compensation Committee has adopted an Executive Severance Plan, or the Severance Plan, for participating executives, including our named executive officers. The Severance Plan provides for severance payments and benefits to covered executives in the event that we terminate the employment of a covered executive without Cause (as defined in the Severance Plan) or if a covered executive resigns with Good Reason (as defined in the Severance Plan). Each such termination or resignation is a “Qualifying Termination”. Upon acceptance of participation in the Severance Plan, the severance payments and benefits under the Severance Plan supersede and replace any severance benefits under any individual employment agreement or offer letter previously entered into between us and a covered executive, including each of our named executive officers.

Under the terms of the Severance Plan, upon a Qualifying Termination outside of the Change of Control Period (defined as the period beginning three months prior and ending 12 months following a Change of Control (as defined in the Severance Plan)), a covered executive will be entitled to receive severance pay in the form of: (i) continuation of the covered executive’s Base Salary (as defined in the Severance Plan) for nine months (12 months in the case of Dr. de los Pinos), and (ii) payment to the group health plan provider or the Consolidated Omnibus Budget Reconciliation Act, or COBRA, provider of the employer cost of the COBRA premiums at the time of the Qualifying Termination applicable to the covered executive and his or her eligible dependents for a period of up to nine months (up to 12 months in the case of Dr. de los Pinos).

Upon a Qualifying Termination within the Change in Control Period, a covered executive will be entitled to receive severance pay in the form of: (i) a lump sum cash payment equivalent to 12 months (18 months in the case of Dr. de los Pinos) of the covered executive’s Base Salary, (ii) a lump sum cash payment equivalent to one times (one and one-half times in the case of Dr. de los Pinos) the covered executive’s Target Bonus (as defined in the Severance Plan) plus the covered executive’s Target Bonus pro-rated for the number of days of service during the year in which the Qualifying Termination occurs, (iii) payment to the group health plan provider or the COBRA provider of the employer cost of the COBRA premiums at the time of the Qualifying Termination applicable to the covered executive and his or her eligible dependents for a period of up to 12 months (18 months in the case of Dr. de los Pinos), and (iv) to cause equity awards with time-based vesting held by the covered executive to immediately become fully vested, exercisable or nonforfeitable. For equity awards held by a covered executive as of November 10, 2024, the effective date of the Severance Plan, such awards shall immediately become fully vested, exercisable or nonforfeitable upon a Change of Control.

As described more fully in the Severance Plan, in order to receive the foregoing benefits, a covered executive must execute a separation agreement and general release of claims in our favor and affirm his or her continuing obligations towards the Company, including his or her ongoing restrictive covenants.

Compensation Risk Assessment

We believe that although a portion of the compensation provided to our executive officers and other employees is performance-based, our executive compensation program does not encourage excessive or unnecessary risk taking. This is primarily due to the fact that our compensation programs are designed to encourage our executive officers and other employees to remain focused on both short-term and long-term strategic goals, in particular in connection with our pay-for-performance compensation philosophy. As a result, we do not believe that our compensation programs are reasonably likely to have a material adverse effect on us.

Compensation Recovery Policy

In accordance with the requirements of the SEC and Nasdaq listing rules, the Compensation Committee has adopted a compensation recovery policy, or clawback policy, that provides that in the event we are required to prepare a restatement of financial statements due to material noncompliance with any financial reporting requirement under securities laws, we must (subject to certain limited exceptions described in the clawback policy and permitted under the SEC and Nasdaq listing rules) recover any incentive-based compensation that was based upon the attainment of a financial reporting measure and that was received by any current or former executive officer during the three-year period preceding the date that the restatement was required if such compensation exceeds the amount that the executive officer would have received based on the restated financial statements.

Compensation Committee Interlocks and Insider Participation

During fiscal year 2025, Teresa Marie Bitetti, David Johnson, Giovanni Mariggi, and Karan Takhar served as members of our Compensation Committee for some or all of such period. None of the members of our Compensation Committee is, or has at any time during the prior three years been, one of our officers or employees. None of our executive officers currently serve, or have in the past fiscal year served, as a member of the Board of Directors or Compensation Committee of any entity that has one or more of its executive officers serving as a member of our Board of Directors or our Compensation Committee.

Outstanding Equity Awards at Fiscal 2025 Year-End

The following table sets forth information regarding outstanding equity awards held by our named executive officers as of December 31, 2025:

	OPTION AWARDS (1)						STOCK AWARDS
NAME	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(2)
Elisabet de los Pinos, Ph.D.	2/3/2025	—	—		—	—	194,320	(3)	1,059,044
	2/3/2025	—	255,680	(4)	7.68	2/3/2035	—		—
	2/1/2024	—	—		—	—	122,201	(5)	665,995
	2/1/2024	108,655	128,410	(6)	7.77	2/1/2034	—		—
	1/19/2023	—	—		—	—	60,937	(7)	332,107
	1/19/2023	136,718	50,782	(8)	10.18	1/19/2033	—		—
	10/28/2021	318,750	—		14.00	10/28/2031	—		—
	6/28/2021	620,437	—		5.48	6/28/2031	—		—
	3/16/2020	194,889	—		4.25	3/16/2030	—		—
	2/6/2019	63,548	—		3.16	2/6/2029	—		—
	2/21/2018	336,171	—		2.74	2/21/2028	—		—
	7/7/2017	14,598	—		5.21	7/7/2027	—		—
	4/11/2016	14,598	—		5.48	4/11/2026	—		—
Anthony Gibney	6/2/2025	—	—		—	—	150,000	(9)	817,500
	6/2/2025	—	250,000	(10)	6.16	6/2/2035	—		—
	3/3/2025	5,000	—		7.21	3/3/2035	—		—
J. Jill Hopkins, M.D.	2/3/2025	—	—		—	—	120,635	(3)	657,461
	2/3/2025	—	79,365	(4)	7.68	2/3/2035	—		—
	2/1/2024	—	—		—	—	21,386	(5)	116,554
	2/1/2024	19,014	22,471	(6)	7.77	2/1/2034	—		—
	11/1/2023	—	—		—	—	67,500	(11)	367,875
	11/1/2023	108,333	91,667	(12)	8.97	11/1/2033	—		—

(1)
Each of the outstanding equity awards in the table above granted prior to our initial public offering, or IPO, was granted pursuant to our Amended and Restated 2009 Stock Option and Restricted Stock Plan, or the 2009 Plan, or the 2018 Plan. Each of the outstanding equity awards in the table above granted following our IPO was granted pursuant to the 2021 Plan.
(2)
Amounts are equal to $5.45, the closing price of our common stock on December 31, 2025, the last trading day of 2025, times the number of unvested restricted stock units.
(3)
The restricted stock units vest in four equal annual installments following February 15, 2025.
(4)
25% of the shares subject to this stock option vest on the first anniversary of February 3, 2025, with the remainder vesting thereafter in 36 equal monthly installments.
(5)
The restricted stock units vest in four equal annual installments following February 15, 2024.
(6)
25% of the shares subject to this stock option vest on the first anniversary of February 1, 2024, with the remainder vesting thereafter in 36 equal monthly installments.
(7)
The restricted stock units vest in four equal annual installments following January 19, 2023.
(8)
25% of the shares subject to this stock option vest on the first anniversary of January 19, 2023, with the remainder vesting thereafter in 36 equal monthly installments.
(9)
The restricted stock units vest in four equal annual installments following June 15, 2025.
(10)
25% of the shares subject to this stock option vest on the first anniversary of May 13, 2025, with the remainder vesting thereafter in 36 equal monthly installments.
(11)
The restricted stock units vest in four equal annual installments following November 15, 2023.
(12)
25% of the shares subject to this stock option vest on the first anniversary of October 16, 2023, with the remainder vesting thereafter in 36 equal monthly installments.

Policies and Practices Related to Timing of Equity Awards

We have adopted an Equity Award Grant Policy that sets forth the process for us to follow when we grant equity awards to our executive officers and other employees. Our general practice is to not take material nonpublic information into account when determining the timing and terms of an award and to not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

Generally, equity awards are granted on the following regularly scheduled basis as set forth in the policy:

•
equity awards to newly hired or promoted employees are granted on the first trading day of the month following the later of the date employment begins or promotion occurs or the date on which the grant is approved; and
•
annual equity awards to our employees, including our executive officers, are granted in the first quarter each year and effective on the first trading day of the month following the date on which the grant is approved.

During fiscal year 2025, we did not grant shares or options to our named executive officers during the four business days prior to or the one business day following the filing of our periodic reports or the filing or furnishing of a Form 8-K that discloses material nonpublic information.

PRINCIPAL STOCKHOLDERS

The following table sets forth information, to the extent known by us or ascertainable from public filings, with respect to the beneficial ownership of our common stock as of June 1, 2026 by:

•
each of our directors;
•
each of our named executive officers;
•
all of our directors and executive officers as a group; and
•
each person, or group of affiliated persons, who is known by us to beneficially own greater than 5.0% of our common stock.

The column entitled “Shares Beneficially Owned” is based on a total of 103,397,416 shares of our common stock outstanding as of June 1, 2026.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Shares of our common stock subject to options that are currently exercisable or exercisable within 60 days of June 1, 2026, as well as restricted stock units vesting within 60 days after June 1, 2026, are considered outstanding and beneficially owned by the person holding the options for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable. The information provided in the table below may not reflect any changes to ownership interests resulting from our May 2026 underwritten public offering, or the 2026 Follow-On Offering, to the extent such beneficial ownership changes are not included in public filings.

Name and address of beneficial owner (1)	Shares Beneficially Owned	Percentage
> 5% Stockholders:
Entities affiliated with TCG Crossover (2)	10,423,133	9.99%
Adage Capital Partners, L.P. (3)	9,345,419	8.7%
Entities affiliated with Frazier (4)	6,375,000	6.1%
Named Executive Officers and Directors:
David Johnson (5)	882,506	*
J. Jill Hopkins, M.D. (6)	250,724	*
Anthony Gibney (7)	184,849	*
Sapna Srivastava, Ph.D. (8)	156,649	*
Antony Mattessich (9)	156,649	*
Teresa Bitetti (10)	16,666	*
Natalie Holles	—	—
Giovanni Mariggi, Ph.D.	—	—
Karan Takhar	—	—
All current executive officers and directors as a group (11 persons)(11)	1,982,945	1.9%

*Represents beneficial ownership of less than one percent.

(1)
Unless otherwise indicated, the address for each beneficial owner is c/o Aura Biosciences, Inc., 80 Guest Street, Boston, MA 02135.

(2)
Information herein is based on our warrant records and the Schedule 13G filed with the SEC on May 12, 2026, jointly, by TCG Crossover Fund II, L.P., or TCG Crossover II, TCG Crossover GP II, LLC, or TCG Crossover GP II, TCG Crossover Fund III, L.P., or TCG Crossover III, and TCG Crossover GP III, LLC, or TCG Crossover GP III, and Chen Yu. Consists of (i) 4,766,667 shares of common stock held of record by TCG Crossover II and (ii) 4,766,666 shares of common stock held of record by TCG Crossover III. In addition, an aggregate of 3,800,000 shares of common stock subject to pre-funded warrants are held of record by TCG Crossover II and held of record by TCG Crossover III. The pre-funded warrants are subject to a beneficial ownership limitation, such that the pre-funded warrants may not be exercised if immediately prior to or as a result of such exercise would result in beneficial ownership by a holder, together with that of its affiliates and any member of a Section 13(d) group, of more than 9.99% of our common stock. Accordingly, the beneficial ownership reflected in the table above includes an aggregate of 889,800 shares underlying pre-funded warrants that are deemed exercisable for shares of common stock within the beneficial ownership limitation, and it excludes an aggregate of 2,910,200 shares underlying such pre-funded warrants. TCG Crossover GP II is the general partner of TCG Crossover II and may be deemed to have voting, investment, and dispositive power with respect to the securities held of record by TCG Crossover II. TCG Crossover GP III is the general partner of TCG Crossover III and may be deemed to have voting, investment, and dispositive power with respect to the securities held of record by TCG Crossover III. Chen Yu is the sole managing member of each of TCG Crossover GP II and TCG Crossover GP III and may be deemed to share voting, investment and dispositive power with respect to the securities held of record by TCG Crossover II and TCG Crossover III. The address of the entities referenced in this footnote is 245 Lytton Ave., Suite 350, Palo Alto, CA 94301.
(3)
Information herein does not account for the purchase of shares of common stock issued in connection with the 2026 Follow-On Offering and is based on the Schedule 13G/A filed with the SEC on November 12, 2024, jointly, by Adage Capital Partners, L.P., or ACP, Adage Capital Partners GP, L.L.C., or ACPGP, Adage Capital Management, L.P., or ACM, Robert Atchinson and Phillip Gross, and our warrant records. ACP is the record owner of 4,881,125 shares of common stock and 892,859 warrants to purchase shares of common stock that are exercisable within 60 days of June 1, 2026. In addition, an aggregate of 3,571,435 shares of common stock subject to pre-funded warrants are held of record by ACP, which pre-funded warrants may not be exercised if immediately prior to or as a result of such exercise would result in beneficial ownership by a holder, together with that of its affiliates and any member of a Section 13(d) group, of more than 9.99% of our common stock. Accordingly, the beneficial ownership reflected in the table above includes an aggregate of 3,571,435 shares underlying pre-funded warrants that are deemed exercisable for shares of common stock within the beneficial ownership limitation. ACPGP is the general partner of ACP. ACM is the investment manager of ACP. Mr. Atchinson is (a) a managing member of Adage Capital Advisors, L.L.C., or ACA, managing member of ACPGP, and (b) a managing member of Adage Capital Partners LLC, or ACPLLC, general partner of ACM. Mr. Gross is (a) a managing member of ACA, managing member of ACPGP, and (b) a managing member of ACPLLC, general partner of ACM. Mr. Atchinson and Mr. Gross have shared power to vote the shares beneficially owned by ACP. The address for ACP, Mr. Atchinson and Mr. Gross is 200 Clarendon Street, 52nd floor, Boston, Massachusetts 02116.

(4)
Information herein does not account for the purchase of shares of common stock issued in connection with the 2026 Follow-On Offering and is based on the Schedule 13G/A filed with the SEC on February 13, 2026, jointly, by Frazier Life Sciences Public Fund, L.P., FHMLSP, L.P., FHMLSP, L.L.C., Frazier Life Sciences X, L.P., or FLS X, FHMLS X, L.P., FHMLS X, L.L.C., Frazier Life Sciences XI, L.P., or FLS XI, FHMLS XI, L.P., FHMLS XI, L.L.C., Frazier Life Sciences XII, L.P., or FLS XII, FHMLS XII, L.P., FHMLS XII, L.L.C., James N. Topper and Patrick J. Heron. Frazier Life Sciences Public Fund, L.P. is the record owner of 4,032,060 shares of common stock and 1,008,016 warrants to purchase shares of common stock that are exercisable within 60 days of June 1, 2026. FHMLSP, L.P. is the general partner of Frazier Life Sciences Public Fund, L.P. and the general partner of FHMLSP, L.P. is FHMLSP, L.L.C., which is managed by an investment committee of four that acts by majority vote. Accordingly, no members of such committee are attributed beneficial ownership of the securities directly held by Frazier Life Sciences Public Fund, L.P. FLS X is the record owner of 128,520 shares of common stock and 32,130 warrants to purchase shares of common stock that are exercisable within 60 days of June 1, 2026. FHMLS X, L.P. is the general partner of FLS X and FHMLS X, L.L.C. is the general partner of FHMLS X, L.P. Heron and Topper are the members of FHMLS X, L.L.C. and therefore share voting and investment power over the shares of common stock held by FLS X. FLS XI is the record owner of 342,210 shares of common stock and 85,552 warrants to purchase shares of common stock that are exercisable within 60 days of June 1, 2026. FHMLS XI, L.P. is the general partner of FLS XI and the general partner of FHMLS XI, L.P. is FHMLS XI, L.L.C., which is managed by an investment committee of three that acts by majority vote. Accordingly, no members of such committee are attributed beneficial ownership of the securities directly held by FLS XI. FLS XII is the record owner of 597,210 shares of common stock and 149,302 warrants to purchase shares of common stock that are exercisable within 60 days of June 1, 2026. FHMLS XII, L.P. is the general partner of FLS XII and the general partner of FHMLS XII, L.P. is FHMLS XII, L.L.C., which is managed by an investment committee of three that acts by majority vote. Accordingly, no members of such committee are attributed beneficial ownership of the securities directly held by FLS XII. The address for each of the entities and individuals identified in this footnote is 1001 Page Mill Rd, Building 4, Suite B, Palo Alto, CA 94304.
(5)
Includes (i) 139,672 shares of common stock held by Velocity Capital Management LLC, an entity that Mr. Johnson is the sole member of, (ii) 166,167 shares of common stock held individually, (iii) 150,000 shares of common stock held in irrevocable trusts, (iv) options to purchase 408,667 shares of our common stock that are exercisable within 60 days of June 1, 2026, which are individually held by Mr. Johnson, (v) 13,000 shares of common stock issuable upon the vesting of restricted stock units within 60 days of June 1, 2026, held by Mr. Johnson and (vi) warrants to purchase 5,000 shares of our common stock that are exercisable within 60 days of June 1, 2026.
(6)
Consists of (i) 60,051 shares of common stock held individually, and (ii) options to purchase 190,673 shares of our common stock that are exercisable within 60 days of June 1, 2026.

(7)
Consists of (i) 56,933 shares of common stock held individually, (ii) options to purchase 77,916 shares of our common stock that are exercisable within 60 days of June 1, 2026, (iii) 37,500 shares of common stock issuable upon the vesting of restricted stock units within 60 days of June 1, 2026 and (iv) warrants to purchase 12,500 shares of our common stock that are exercisable within 60 days of June 1, 2026.
(8)
Consists of (i) 10,500 shares of common stock held individually, (ii) options to purchase 133,149 shares of our common stock that are exercisable within 60 days of June 1, 2026 and (iii) 13,000 shares of common stock issuable upon the vesting of restricted stock units within 60 days of June 1, 2026.
(9)
Consists of (i) 10,500 shares of common stock held individually, (ii) options to purchase 133,149 shares of our common stock that are exercisable within 60 days of June 1, 2026 and (iii) 13,000 shares of common stock issuable upon the vesting of restricted stock units within 60 days of June 1, 2026.
(10)
Consists of (i) 7,000 shares of common stock held individually, and (ii) options to purchase 9,666 shares of our common stock that are exercisable within 60 days of June 1, 2026.
(11)
Consists of (i) 689,747 shares of common stock, (ii) 76,500 shares of common stock issuable upon the vesting of restricted stock units within 60 days of June 1, 2026, (iii) options to purchase 1,199,198 shares of our common stock that are exercisable within 60 days of June 1, 2026, and (iv) warrants to purchase 17,500 shares of our common stock that are exercisable within 60 days of June 1, 2026.

HOUSEHOLDING

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy materials. This means that only one set of proxy materials may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of the proxy materials to you upon written or oral request to Aura Biosciences, Inc., 80 Guest Street, Boston, MA 02135, Attention: Corporate Secretary, telephone: (617) 500-8864. If you want to receive separate copies of the proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

STOCKHOLDER PROPOSALS

A stockholder who would like to have a proposal considered for inclusion in our 2027 proxy statement must submit the proposal in accordance with the procedures outlined in Rule 14a-8 of the Exchange Act so that it is received by us no later than December 21, 2026. However, if the date of the 2027 Annual Meeting of Stockholders is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2027 Annual Meeting of Stockholders. The SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals must be delivered by mail to Aura Biosciences, Inc., 80 Guest Street, Boston, MA 02135, Attention: Corporate Secretary. We also encourage you to submit any such proposals via email to proxy@aurabiosciences.com.

To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 12, 2027.

If a stockholder wishes to propose a nomination of persons for election to our Board of Directors or present a proposal at an annual meeting but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, our bylaws establish an advance notice procedure for such nominations and proposals. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the Board of Directors or by a stockholder of record on the record date for the meeting, who is entitled to vote at the meeting and who has delivered timely notice in proper form to our Corporate Secretary of the stockholder’s intention to bring such business before the meeting.

The required notice must be in writing and received by our Corporate Secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs. For stockholder proposals to be brought before the 2027 Annual Meeting of Stockholders, the required notice must be received by our Corporate Secretary at our principal executive offices no earlier than February 17, 2027 and no later than March 19, 2027. Stockholder proposals and the required notice should be addressed to Aura Biosciences, Inc., 80 Guest Street, Boston, MA 02135, Attention: Corporate Secretary.

OTHER MATTERS

Our Board of Directors does not know of any other matters to be brought before the Special Meeting. If any other matters not mentioned in this proxy statement are properly brought before the meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

Appendix A

CERTIFICATE OF AMENDMENT

TO THE

TENTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

AURA BIOSCIENCES, INC.

(Pursuant to Section 242 of the

General Corporation Law of the State of Delaware)

Aura Biosciences, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:

1.
The Corporation was originally incorporated pursuant to the General Corporation Law of the State of Delaware (the “DGCL”) on January 13, 2009. A Tenth Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on November 2, 2021 and amended on June 20, 2024 (as amended, the “Charter”). Pursuant to Section 242 of the DGCL, this Certificate of Amendment (this “Amendment”) amends certain provisions of the Charter.
2.
This Amendment has been approved and duly adopted by the Corporation’s Board of Directors and stockholders in accordance with the provisions of Section 242 of the DGCL.
3.
The Charter is hereby amended by replacing the first paragraph of Article IV in its entirety as follows:

“The total number of shares of capital stock which the Corporation shall have authority to issue is five hundred ten million (510,000,000), of which (i) five hundred million (500,000,000) shares shall be a class designated as common stock, par value $0.00001 per share (the “Common Stock”), and (ii) ten million (10,000,000) shares shall be a class designated as undesignated preferred stock, par value $0.00001 per share (the “Undesignated Preferred Stock”).”

IN WITNESS WHEREOF, this Amendment, having been duly adopted in accordance with Section 242 of the DGCL, has been duly executed by a duly authorized officer of the Corporation on this [•]th day of [•], 2026.

AURA BIOSCIENCES, INC.

By:

Name: Natalie Holles

Title: Chief Executive Officer and President

A-1

Appendix B

AURA BIOSCIENCES, INC.

2021 STOCK OPTION AND INCENTIVE PLAN

SECTION 1. GENERAL PURPOSE OF THE PLAN; DEFINITIONS

The name of the plan is the Aura Biosciences, Inc. 2021 Stock Option and Incentive Plan (as amended from time to time, the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors and Consultants of Aura Biosciences, Inc. (the “Company”) and its Affiliates upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

The following terms shall be defined as set forth below:

“Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Administrator” means either the Board or the compensation committee of the Board or a similar committee performing the functions of the compensation committee and which is comprised of not less than two Non‑Employee Directors who are independent.

“Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Act. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Unrestricted Stock Awards, Cash-Based Awards, and Dividend Equivalent Rights.

“Award Certificate” means a written or electronic document setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Certificate is subject to the terms and conditions of the Plan.

“Board” means the Board of Directors of the Company.

“Cash-Based Award” means an Award entitling the recipient to receive a cash-denominated payment.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Consultant” means a consultant or adviser who provides bona fide services to the Company or an Affiliate as an independent contractor and who qualifies as a consultant or advisor under Instruction A.1.(a)(1) of Form S-8 under the Act.

“Dividend Equivalent Right” means an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the grantee.

“Effective Date” means the date on which the Plan becomes effective as set forth in Section 19.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is listed on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), NASDAQ Global Market, The New York Stock Exchange or another national securities exchange or traded on any established market, the determination shall be made by reference to market quotations. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations; provided further, however, that if the date for which Fair Market Value is determined is the Registration Date, the Fair Market Value shall be the “Price to the Public” (or equivalent) set forth on the cover page for the final prospectus relating to the Company’s initial public offering.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Non-Employee Director” means a member of the Board who is not also an employee of the Company or any Subsidiary.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Registration Date” means the date upon which the registration statement on Form S-1 that is filed by the Company with respect to its initial public offering is declared effective by the Securities and Exchange Commission.

“Restricted Shares” means the shares of Stock underlying a Restricted Stock Award that remain subject to a risk of forfeiture or the Company’s right of repurchase.

“Restricted Stock Award” means an Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant.

“Restricted Stock Units” means an Award of stock units subject to such restrictions and conditions as the Administrator may determine at the time of grant.

“Sale Event” means (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) a merger, reorganization or consolidation pursuant to which the holders of the Company’s outstanding voting power and outstanding stock immediately prior to such transaction do not own a majority of the outstanding voting power and outstanding stock or other equity interests of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction, (iii) the sale of all of the Stock of the Company to an unrelated person, entity or group thereof acting in concert, or (iv) any other transaction in which the owners of the Company’s outstanding voting power immediately prior to such transaction do not own at least a majority of the outstanding voting power of the Company or any successor entity immediately upon completion of the transaction other than as a result of the acquisition of securities directly from the Company.

“Sale Price” means the value as determined by the Administrator of the consideration payable, or otherwise to be received by stockholders, per share of Stock pursuant to a Sale Event.

“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

“Service Relationship” means any relationship as an employee, director or Consultant of the Company or any Affiliate (e.g., a Service Relationship shall be deemed to continue without interruption in the event an individual’s status changes from full-time employee to part-time employee or Consultant).

“Stock” means the Common Stock, par value $0.00001 per share, of the Company, subject to adjustments pursuant to Section 3.

“Stock Appreciation Right” means an Award entitling the recipient to receive shares of Stock (or cash, to the extent explicitly provided for in the applicable Award Certificate) having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has at least a 50 percent interest, either directly or indirectly.

“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation.

“Unrestricted Stock Award” means an Award of shares of Stock free of any restrictions.

SECTION 2. ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

(a) Administration of Plan. The Plan shall be administered by the Administrator.

(b) Powers of Administrator. The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i)
to select the individuals to whom Awards may from time to time be granted;
(ii)
to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Unrestricted Stock Awards, Cash-Based Awards, and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;
(iii)
to determine the number of shares of Stock to be covered by any Award;
(iv)
to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the forms of Award Certificates;
(v)
to accelerate at any time the exercisability or vesting of all or any portion of any Award;
(vi)
subject to the provisions of Section 5(c) or Section 6(d), as applicable, to extend at any time the period in which Stock Options and Stock Appreciation Rights may be exercised; and
(vii)
at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.

(c) Delegation of Authority to Grant Awards. Subject to applicable law, the Administrator, in its discretion, may delegate to a committee consisting of one or more officers of the Company, including the Chief Executive Officer of the Company, all or part of the Administrator’s authority and duties with respect to the granting of Awards to individuals who are (i) not subject to the reporting and other provisions of Section 16 of the Exchange Act and (ii) not members of the delegated committee. Any such delegation by the Administrator shall include a limitation as to the amount of Stock underlying Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan.

(d) Award Certificate. Awards under the Plan shall be evidenced by Award Certificates that set forth the terms, conditions and limitations for each Award which may include, without limitation, the term of an Award and the provisions applicable in the event employment or service terminates.

(e) Indemnification. Neither the Board nor the Administrator, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Administrator (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s articles or bylaws or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

(f) Foreign Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have employees or other individuals eligible for Awards, the Administrator, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Administrator determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3(a) hereof; and (v) take any action, before or after an Award is made, that the Administrator determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.

SECTION 3. STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

(a) Stock Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 3,352,166 shares (the “Initial Limit”), subject to adjustment as provided in this Section 3, plus on January 1, 2022 and each January 1 thereafter, the number of shares of Stock reserved and available for issuance under the Plan shall be cumulatively increased by (i) 5 percent of the number of shares of Stock issued and outstanding on the immediately preceding December 31 or (ii) such lesser number of shares as determined by the Administrator (the “Annual Increase”). Subject to such overall limitation, the maximum aggregate number of shares of Stock that may be issued in the form of Incentive Stock Options shall not exceed the Initial Limit, as cumulatively increased on January 1, 2022 and each January 1 thereafter by the lesser of the Annual Increase for such year or 3,352,166 shares of Stock, subject in all cases to adjustment as provided in Section 3(b). For purposes of this limitation, the shares of Stock underlying any awards under the Plan and under the Company’s Amended and Restated 2009 Stock Option and Restricted Stock Plan, as amended, and the Company’s 2018 Equity Incentive Plan, as amended, that are forfeited, canceled, held back upon exercise of an option or settlement of an award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan and, to the extent permitted under Section 422 of the Code and the regulations promulgated thereunder, the shares of Stock that may be issued as Incentive Stock Options. In the event the Company repurchases shares of Stock on the open market, such shares shall not be added to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.

(b) Changes in Stock. Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, extraordinary cash dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Incentive Stock Options, (ii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iii) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, and (iv) the exercise price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of shares subject to Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The Administrator shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

(c) Mergers and Other Transactions. In the case of and subject to the consummation of a Sale Event, the parties thereto may cause the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree. To the extent the parties to such Sale Event do not provide for the assumption, continuation or substitution of Awards, upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate. In such case, except as may be otherwise provided in the relevant Award Certificate, all Awards with time-based vesting, conditions or restrictions shall become fully vested and exercisable or nonforfeitable as of the effective time of the Sale Event, and all Awards with conditions and restrictions relating to the attainment of performance goals may become vested and exercisable or nonforfeitable in connection with a Sale Event in the Administrator’s discretion or to the extent specified in the relevant Award Certificate. In the event of such termination, (i) the Company shall have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the Sale Price multiplied by the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights (provided that, in the case of an Option or Stock Appreciation Right with an exercise price equal to or greater than the Sale Price, such Option or Stock Appreciation Right shall be cancelled for no consideration); or (ii) each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights (to the extent then exercisable) held by such grantee. The Company shall also have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the grantees holding other Awards in an amount equal to the Sale Price multiplied by the number of vested shares of Stock under such Awards.

(d) Maximum Awards to Non-Employee Directors. Notwithstanding anything to the contrary in this Plan, the value of all Awards awarded under this Plan and all other cash compensation paid by the Company to any Non-Employee Director in any calendar year for services as a Non-Employee Director shall not exceed $750,000; provided, however, that such amount shall be $1,000,000 for the calendar year in which the applicable Non-Employee Director is initially elected or appointed to the Board. For the purpose of these limitations, the value of any Award shall be its grant date fair value, as determined in accordance with ASC 718 or successor provision but excluding the impact of estimated forfeitures related to service-based vesting provisions.

SECTION 4. ELIGIBILITY

Grantees under the Plan will be such employees, Non-Employee Directors or Consultants of the Company and its Affiliates as are selected from time to time by the Administrator in its sole discretion; provided that Awards may not be granted to employees, Directors or Consultants who are providing services only to any “parent” of the Company, as such term is defined in Rule 405 of the Act, unless (i) the stock underlying the Awards is treated as “service recipient stock” under Section 409A or (ii) the Company, in consultation with its legal counsel, has determined that such Awards are exempt from or otherwise comply with Section 409A.

SECTION 5. STOCK OPTIONS

(a) Award of Stock Options. The Administrator may grant Stock Options under the Plan. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

Stock Options granted pursuant to this Section 5 shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the Administrator may establish.

(b) Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5 shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the exercise price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date. Notwithstanding the foregoing, Stock Options may be granted with an exercise price per share that is less than 100 percent of the Fair Market Value on the date of grant (i) pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code, (ii) to individuals who are not subject to U.S. income tax on the date of grant or (iii) if the Stock Option is otherwise compliant with Section 409A.

(c) Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the date of grant.

(d) Exercisability; Rights of a Stockholder. Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(e) Method of Exercise. Stock Options may be exercised in whole or in part, by giving written or electronic notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods except to the extent otherwise provided in the Award Certificate:

(i)
In cash, by certified or bank check or other instrument acceptable to the Administrator;

(ii)
Through the delivery (or attestation to the ownership following such procedures as the Company may prescribe) of shares of Stock that are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date;
(iii)
By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Company shall prescribe as a condition of such payment procedure; or
(iv)
With respect to Stock Options that are not Incentive Stock Options, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price.

Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Award Certificate or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee). In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of attested shares. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.

(f) Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

SECTION 6. STOCK APPRECIATION RIGHTS

(a) Award of Stock Appreciation Rights. The Administrator may grant Stock Appreciation Rights under the Plan. A Stock Appreciation Right is an Award entitling the recipient to receive shares of Stock (or cash, to the extent explicitly provided for in the applicable Award Certificate) having a value equal to the excess of the Fair Market Value of a share of Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

(b) Exercise Price of Stock Appreciation Rights. The exercise price of a Stock Appreciation Right shall not be less than 100 percent of the Fair Market Value of the Stock on the date of grant. Notwithstanding the foregoing, Stock Appreciation Rights may be granted with an exercise price per share that is less than 100 percent of the Fair Market Value on the date of grant (i) pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code, (ii) to individuals who are not subject to U.S. income tax on the date of grant, or (iii) if the Stock Appreciation Right is otherwise compliant with Section 409A.

(c) Grant and Exercise of Stock Appreciation Rights. Stock Appreciation Rights may be granted by the Administrator independently of any Stock Option granted pursuant to Section 5 of the Plan.

(d) Terms and Conditions of Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined on the date of grant by the Administrator. The term of a Stock Appreciation Right may not exceed ten years. The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.

SECTION 7. RESTRICTED STOCK AWARDS

(a) Nature of Restricted Stock Awards. The Administrator may grant Restricted Stock Awards under the Plan. A Restricted Stock Award is any Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant. Conditions may be based on continuing employment (or other Service Relationship) and/or achievement of pre-established performance goals and objectives.

(b) Rights as a Stockholder. Upon the grant of the Restricted Stock Award and payment of any applicable purchase price, if any, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Shares and receipt of dividends; provided that if the lapse of restrictions with respect to the Restricted Stock Award is tied to the attainment of performance goals, any dividends paid by the Company during the performance period shall accrue and shall not be paid to the grantee until and to the extent the performance goals are met with respect to the Restricted Stock Award. Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Shares shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Shares are vested as provided in Section 7(d) below, and (ii) certificated Restricted Shares shall remain in the possession of the Company until such Restricted Shares are vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.

(c) Restrictions. Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award Certificate. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 16 below, in writing after the Award is issued, if a grantee’s employment (or other Service Relationship) with the Company and its Subsidiaries terminates for any reason, any Restricted Shares that have not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at their original purchase price (if any) from such grantee or such grantee’s legal representative simultaneously with such termination of employment (or other Service Relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a stockholder. Following such deemed reacquisition of Restricted Shares that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.

(d) Vesting of Restricted Shares. The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Shares and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Shares and shall be deemed “vested.”

SECTION 8. RESTRICTED STOCK UNITS

(a) Nature of Restricted Stock Units. The Administrator may grant Restricted Stock Units under the Plan. A Restricted Stock Unit is an Award of stock units that may be settled in shares of Stock (or cash, to the extent explicitly provided for in the Award Certificate) upon the satisfaction of such restrictions and conditions at the time of grant. Conditions may be based on continuing employment (or other Service Relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. Except in the case of Restricted Stock Units with a deferred settlement date that complies with Section 409A, at the end of the vesting period, the Restricted Stock Units, to the extent vested, shall be settled in the form of shares of Stock (or cash, to the extent explicitly provided for in the Award Certificate). Restricted Stock Units with deferred settlement dates are subject to Section 409A and shall contain such additional terms and conditions as the Administrator shall determine in its sole discretion in order to comply with the requirements of Section 409A.

(b) Election to Receive Restricted Stock Units in Lieu of Compensation. The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of future cash compensation otherwise due to such grantee in the form of an award of Restricted Stock Units. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A and such other rules and procedures established by the Administrator. Any such future cash compensation that the grantee elects to defer shall be converted to a fixed number of Restricted Stock Units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the grantee if such payment had not been deferred as provided herein. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate. Any Restricted Stock Units that are elected to be received in lieu of cash compensation shall be fully vested, unless otherwise provided in the Award Certificate.

(c) Rights as a Stockholder. A grantee shall have the rights as a stockholder only as to shares of Stock acquired by the grantee upon settlement of Restricted Stock Units; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the stock units underlying his or her Restricted Stock Units, subject to the provisions of Section 11 and such terms and conditions as the Administrator may determine.

(d) Termination. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 16 below, in writing after the Award is issued, a grantee’s right in all Restricted Stock Units that have not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of Service Relationship) with the Company and its Subsidiaries for any reason.

SECTION 9. UNRESTRICTED STOCK AWARDS

Grant or Sale of Unrestricted Stock. The Administrator may grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award under the Plan. An Unrestricted Stock Award is an Award pursuant to which the grantee may receive shares of Stock free of any restrictions under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

SECTION 10. CASH-BASED AWARDS

Grant of Cash-Based Awards. The Administrator may grant Cash-Based Awards under the Plan. A Cash-Based Award is an Award that entitles the grantee to a payment in cash upon the attainment of specified performance goals. The Administrator shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Administrator shall determine. Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Administrator. Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash.

SECTION 11. DIVIDEND EQUIVALENT RIGHTS

(a) Dividend Equivalent Rights. The Administrator may grant Dividend Equivalent Rights under the Plan. A Dividend Equivalent Right is an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other Award to which it relates) if such shares had been issued to the grantee. A Dividend Equivalent Right may be granted hereunder to any grantee as a component of an award of Restricted Stock Units or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Certificate. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of an Award of Restricted Stock Units shall provide that such Dividend Equivalent Right shall be settled only upon settlement or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award.

(b) Termination. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 16 below, in writing after the Award is issued, a grantee’s rights in all Dividend Equivalent Rights shall automatically terminate upon the grantee’s termination of employment (or cessation of Service Relationship) with the Company and its Subsidiaries for any reason.

SECTION 12. Transferability of Awards

(a) Transferability. Except as provided in Section 12(b) below, during a grantee’s lifetime, his or her Awards shall be exercisable only by the grantee, or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity. No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order. No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.

(b) Administrator Action. Notwithstanding Section 12(a), the Administrator, in its discretion, may provide either in the Award Certificate regarding a given Award or by subsequent written approval that the grantee (who is an employee or director) may transfer his or her Non-Qualified Stock Options to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award. In no event may an Award be transferred by a grantee for value.

(c) Family Member. For purposes of Section 12(b), “family member” shall mean a grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than 50 percent of the voting interests.

(d) Designation of Beneficiary. To the extent permitted by the Company, each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.

SECTION 13. TAX WITHHOLDING

(a) Payment by Grantee. Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amount received thereunder first becomes includable in the gross income of the grantee for income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company’s obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.

(b) Payment in Stock. The Administrator may require the Company’s tax withholding obligation to be satisfied, in whole or in part, by the Company withholding from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due; provided, however, that the amount withheld does not exceed the maximum statutory tax rate or such lesser amount as is necessary to avoid liability accounting treatment. For purposes of share withholding, the Fair Market Value of withheld shares shall be determined in the same manner as the value of Stock includible in income of the grantees. The Administrator may also require the Company’s tax withholding obligation to be satisfied, in whole or in part, by an arrangement whereby a certain number of shares of Stock issued pursuant to any Award are immediately sold and proceeds from such sale are remitted to the Company in an amount that would satisfy the withholding amount due.

SECTION 14. Section 409A awards

Awards are intended to be exempt from Section 409A to the greatest extent possible and to otherwise comply with Section 409A. The Plan and all Awards shall be interpreted in accordance with such intent. To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. Further, the settlement of any 409A Award may not be accelerated except to the extent permitted by Section 409A. The Company makes no representation that any or all of the payments or benefits described in the Plan will be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to any such payment. The grantee shall be solely responsible for the payment of any taxes and penalties incurred under Section 409A.

SECTION 15. TERMINATION OF SERVICE RELATIONSHIP, TRANSFER, LEAVE OF ABSENCE, ETC.

(a) Termination of Service Relationship. If the grantee’s Service Relationship is with an Affiliate and such Affiliate ceases to be an Affiliate, the grantee shall be deemed to have terminated his or her Service Relationship for purposes of the Plan.

(b) For purposes of the Plan, the following events shall not be deemed a termination of a Service Relationship:

(i)
a transfer to the employment of the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another; or
(ii)
an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

SECTION 16. AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall materially and adversely affect rights under any outstanding Award without the holder’s consent. Except as provided in Section 3(b) or 3(c), without prior stockholder approval, in no event may the Administrator exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or effect repricing through cancellation and re-grants or cancellation of Stock Options or Stock Appreciation Rights in exchange for cash or other Awards. To the extent required under the rules of any securities exchange or market system on which the Stock is listed, to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, Plan amendments shall be subject to approval by Company stockholders. Nothing in this Section 16 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(b) or 3(c).

SECTION 17. STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 18. GENERAL PROVISIONS

(a) No Distribution. The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

(b) Issuance of Stock. To the extent certificated, stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records). Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any evidence of book entry or certificates evidencing shares of Stock pursuant to the exercise or settlement of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded. Any Stock issued pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Stock is listed, quoted or traded. The Administrator may place legends on any Stock certificate or notations on any book entry to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements. The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.

(c) No Fractional Shares. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award, and the Administrator shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional shares, or whether such fractional shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

(d) Stockholder Rights. Until Stock is deemed delivered in accordance with Section 18(b), no right to vote or receive dividends or any other rights of a stockholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or any other action by the grantee with respect to an Award.

(e) Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

(f) Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policies and procedures, as in effect from time to time.

(g) Clawback Policy. A participant’s rights with respect to any Award hereunder shall in all events be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with (i) any right that the Company may have under any Company clawback, forfeiture or recoupment policy as in effect from time to time or other agreement or arrangement with a grantee, or (ii) applicable law.

SECTION 19. EFFECTIVE DATE OF PLAN

This Plan shall become effective upon the date immediately preceding the Registration Date following stockholder approval in accordance with applicable state law, the Company’s bylaws and articles of incorporation, and applicable stock exchange rules. No grants of Stock Options and other Awards may be made hereunder after the tenth anniversary of the Effective Date and no grants of Incentive Stock Options may be made hereunder after the tenth anniversary of the date the Plan is approved by the Board.

SECTION 20. GOVERNING LAW

This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts, applied without regard to conflict of law principles.

DATE APPROVED BY BOARD OF DIRECTORS: October 7, 2021

DATE APPROVED BY STOCKHOLDERS: October 22, 2021

Appendix C

Amendment No. 1 to the 2021 Stock Option and Incentive Plan

In accordance with Section 16 of the Aura Biosciences, Inc. (the “Company”) 2021 Stock Option and Incentive Plan (the “Plan”), the Plan is hereby amended as follows, subject to approval of the Company’s stockholders:

1.
Section 1 of the Plan is hereby amended to include the following as a new definition:

“Outstanding Shares” means, as of a specified date, the sum of (a) number of shares of Stock issued and outstanding and (b) the number of shares of Stock issuable pursuant to the exercise of any outstanding, pre-funded warrants to acquire shares of Stock for a nominal exercise price.

2.
The first sentence of Section 3(a) of the Plan is hereby deleted and replaced as follows:

(a) Stock Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 3,352,166 shares (the “Initial Limit”), subject to adjustment as provided in this Section 3, plus on January 1, 2022 and each January 1 thereafter, the number of shares of Stock reserved and available for issuance under the Plan shall be cumulatively increased by (i) five percent (5%) of the Outstanding Shares on the immediately preceding December 31 or (ii) such lesser number of shares as determined by the Administrator (the “Annual Increase”).

This Amendment No. 1 to the Plan (this “Amendment”) constitutes an integral part of the Plan. For all purposes of this Amendment, capitalized terms used herein without definition shall have the meanings specified in the Plan, as the Plan shall be in effect on the date hereof after giving effect to the Amendment.

Except as set forth herein, all of the terms and conditions of the Plan, as in effect prior to the effectiveness of this Amendment, shall continue to remain in full force and effect as originally stated therein.

DATE APPROVED BY BOARD OF DIRECTORS: June 11, 2026

C-1

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AURA BIOSCIENCES, INC.

The Board of Directors recommends you vote FOR proposals 1 and 2.

		For	Against	Abstain
1.	To approve an amendment to our Tenth Amended and Restated Certificate of Incorporation to increase authorized shares of common stock from 150,000,000 to 500,000,000; and	☐	☐	☐

2.	To approve an amendment to the Aura Biosciences, Inc. 2021 Stock Option and Incentive Plan.	☐	☐	☐

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Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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T01402-Z93403

AURA BIOSCIENCES, INC.

Special Meeting of Stockholders

August 5, 2026 9:30 AM, Eastern Time

This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Natalie Holles and Conor Kilroy, or either of them, as proxies, each with the power to appoint their substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of AURA BIOSCIENCES, INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 9:30 AM, Eastern Time on August 5, 2026, at www.virtualshareholdermeeting.com/AURA2026SM, and any adjournment or postponement thereof. Receipt of the Notice of the Special Meeting of the Stockholders and Proxy Statement is hereby acknowledged.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side

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